SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS

2. CONTRACT NO.	3. AWARD EFFECTIVE DATE	4. ORDER NUMBER	5. SOLICITATION NUMBER	6. SOLICITATION ISSUE DATE
HSSS01-05-D-0010			HSSS01-05-R-0009	02/24/2005

7. FOR SOLICITATION INFORMATION CALL:	a. NAME	b. TELEPHONE NUMBER (No collect calls)	8. OFFER DUE DATE/ LOCAL TIME
	FRANCES BOND	(202) 406-6940	02/26/2005 9:00AM EST

9. ISSUED BY CODE

UNITED STATES SECRET SERVICE - PROCUREMENT DIVISION
950 H STREET, NW, SUITE 6700
WASHINGTON, DC 20223

10. THIS ACQUISITION IS

X UNRESTRICTED

☐ SET ASIDE: FOR

Sole Source

8(A)

NAICS: 541513
SIZE STANDARD: $21 MILLION

11. DELIVERY FOR FOB DESTINATION

☐ SEE SCHEDULE

12. DISCOUNT TERMS

13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)

13b. RATING

14. METHOD OF SOLICITATION

☐ RFQ ☐ IFB ☒ RFP

15. DELIVER TO CODE

U.S. Secret Service – IRM
950 H Street, NW
Washington, DC 20223

16. ADMINISTERED BY

UNITED STATES SECRET SERVICE – PROCUREMENT DIVISION
950 H STREET, NW, SUITE 6700
WASHINGTON, DC 20223

17a. CONTRACTOR/ OFFEROR CODE FACILITY CODE

Paradigm Solutions Corporation
2600 Tower Oaks Blvd., Suite 500
Rockville, MD 20852

TELEPHONE NO. 301.468.1200

17b. ☐ CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER

18a. PAYMENT WILL BE MADE BY

UNITED STATES SECRET SERVICE – FINANCIAL MANAGEMENT DIVISION
950 H STREET, NW
WASHINGTON, DC 20223

18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED. ☐ SEE ADDENDUM

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE (US$)	24. AMOUNT (US$)
	SEE ATTACHED				

(Use Reverse and/or Attach Additional Sheets as Necessary)

25. ACCOUNTING AND APPROPRIATION DATA

26. TOTAL AWARD AMOUNT (For Govt. Use Only) **$2,714,485.16**

27a. ☐ SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA ☐ ARE ☐ ARE NOT ATTACHED.

27b. ☐ CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA ☐ ARE ☐ ARE NOT ATTACHED.

28. ☒ CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 1 COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.

29. ☐ AWARD OF CONTRACT: REFERENCE ________ (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:

30a. SIGNATURE OF OFFEROR/CONTRACTOR

[signature]

31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)

30b. NAME AND TITLE OF SIGNER (TYPE OR PRINT)	30c. DATE SIGNED	31b. NAME OF CONTRACTING OFFICER (TYPE OR PRINT)	31c. DATE SIGNED
Steven R Miller Director of Finance and Contracts	3/1/05	Kelly D. Curtin	